Exhibit 15.8
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Werner Spies, employee of ArcelorMittal at Temirtau ORKEN LLP, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the "2022 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Resources and Mineral Reserves (MRMR) estimates for Atansor Mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and the Mineral Resources and Mineral Reserves (MRMR) estimates for Atansor Mine; and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, the Mineral Resources and Mineral Reserves (MRMR) estimates for Atansor Mine. I certify that I have read the 2022 20-F and that it fairly and accurately represents the Mineral Resources and Reserves for each property for which I am responsible.

Dated: 3 February 2023

/s/ Werner Spies
Werner Spies
Mr.
SAIMM - 701130

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Werner Spies, employee of ArcelorMittal at Temirtau ORKEN LLP, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the "2022 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Resources and Mineral Reserves (MRMR) estimates for Atasu Mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and the Mineral Resources and Mineral Reserves (MRMR) estimates for Atasu Mine; and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, the Mineral Resources and Mineral Reserves (MRMR) estimates for Atasu Mine. I certify that I have read the 2022 20-F and that it fairly and accurately represents the Mineral Resources and Reserves for each property for which I am responsible.

Dated: 3 February 2023

/s/ Werner Spies
Werner Spies
Mr.
SAIMM - 701130

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Werner Spies, employee of ArcelorMittal at Temirtau ORKEN LLP, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the "2022 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Resources and Mineral Reserves (MRMR) estimates for Kentobe Mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and the Mineral Resources and Mineral Reserves (MRMR) estimates for Kentobe Mine; and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, the Mineral Resources and Mineral Reserves (MRMR) estimates for Kentobe Mine. I certify that I have read the 2022 20-F and that it fairly and accurately represents the Mineral Resources and Reserves for each property for which I am responsible.

Dated: 3 February 2023

/s/ Werner Spies
Werner Spies
Mr.
SAIMM - 701130

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Werner Spies, employee of ArcelorMittal at Temirtau ORKEN LLP, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the "2022 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Resources and Mineral Reserves (MRMR) estimates for Lisakovsk Mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and the Mineral Resources and Mineral Reserves (MRMR) estimates for Lisakovsk Mine; and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, the Mineral Resources and Mineral Reserves (MRMR) estimates for Lisakovsk Mine. I certify that I have read the 2022 20-F and that it fairly and accurately represents the Mineral Resources and Reserves for each property for which I am responsible.

Dated: 3 February 2023

/s/ Werner Spies
Werner Spies
Mr.
SAIMM - 701130